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                                                                   Exhibit 10.16

                               [GRAPHIC OMITTED]

                                 State of Iowa

                          This Is To Acknowledge That

                           DUBUQUE RACING ASSOCIATION

                                      and

                         PENINSULA GAMING COMPANY, LLC

                           have been licensed by the

                       IOWA RACING AND GAMING COMMISSION

                       to conduct Excursion Boat Gambling

                   on the Dubuque Diamond Jo at Dubuque, Iowa

                      from July 15, 1999 to March 31, 2000

                       Pursuant to Iowa Code Chapter 99F

                                /s/ W.R. Hansen
                   ------------------------------------------
                                     Chair

                             /s/ Jack P. Ketterer
                   ------------------------------------------
                                 Administrator